                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                April 15, 1997



                              ZYCAD CORPORATION
                              -----------------
             (Exact name of registrant as specified in its charter)


                        Commission file number 0-13244


DELAWARE                                                           41-1404495
(State or other jurisdiction of                            (I. R. S. Employer
incorporation or organization)                            Identification No.)


47100 BAYSIDE PARKWAY, FREMONT, CALIFORNIA                              95134
(Address of principal executive offices)                          ( Zip Code)


       Registrant's telephone number, including area code:  (510) 623-4400



                              NOT APPLICABLE
                              --------------
         (Former name or former address, if changed since last report)

ITEM 2.  DISPOSITION OF THE LIGHTSPEED PRODUCT FAMILY.

On April 15, 1997, Zycad Corporation (Zycad or the Company), as announced in a Press Release issued by IKOS Systems, Inc. (IKOS) agreed to sell its technology relating to the LightSpeed product family to IKOS. The LightSpeed product family is Zycad's latest logic simulation accelerator and the industry leading logic simulation engine. LightSpeed is the industry's first massively parallel simulation platform. LightSpeed systems transparently integrate to the industry standard Verilog and VHDL language and simulation environments.

The purchase price was $5.0 million and under the terms of the agreement, IKOS paid $2.5 million to Zycad upon execution of the agreement. An additional $2.5 million will be paid out upon completion of customer transition milestones. The agreement calls for IKOS to buy all of the software and hardware simulation technology related to the LightSpeed product, and for Zycad to promote IKOS' logic verification products to its customers. Both companies will work closely to develop a product transition program for Zycad's current logic simulation customers and IKOS' Voyager Fault Simulation customers. Zycad will retain its fault simulation products in addition to its GateField division.

Information contained in the April 15, 1997 press release further describes the LightSpeed product family, and is incorporated herein by reference to
Exhibit 20.01 of this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired

              Not applicable.

         (b)  Pro Forma Financial Information

              (1) Zycad Corporation pro forma condensed balance sheet (unaudited) for December 31, 1996. See page 5.

              (2) Zycad Corporation pro forma condensed income statement (unaudited) for the year ended December 31, 1996. See page 6.

         (c)  Exhibits

              10.26 Asset Purchase Agreement dated April 14, 1997, regarding the purchase of Zycad Corporation's LightSpeed product family by IKOS Systems, Inc.

              20.01 IKOS Systems, Inc. Press Release dated April 15, 1997, regarding the sale of Zycad Corporation's LightSpeed product family to IKOS Systems, Inc.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ZYCAD CORPORATION


                                     BY  /s/ Phillips W. Smith
                                         ---------------------------
                                         Phillips W. Smith
                                         President and Chief Executive Officer

April 30, 1997

                                ZYCAD CORPORATION

               PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Effective April 15, 1997, Zycad Corporation sold its technology relating to the LightSpeed product line to IKOS Systems, Inc. The purchase price was $5.0 million and under the terms of the agreement, IKOS paid $2.5 million to Zycad upon execution of the agreement. An additional $2.5 million will be paid out upon completion of customer transition milestones.

The following unaudited condensed consolidated financial statements of the Company are derived from, and should be read in conjunction with, the Company's historical Balance Sheet at December 31, 1996 and the Company's historical Statement of Operations for the year then ended, as presented in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

The unaudited pro forma condensed consolidated Balance Sheet at December 31, 1996 gives effect to the sale as if it had occurred on that date and reflects the Company's decision not to compete in the logic simulation market. The unaudited pro forma condensed consolidated Statement of Operations for the year ended December 31, 1996 gives effect to this transaction as if it had occurred as of January 1, 1996.

The pro forma condensed consolidated financial statements do no purport to be indicative of the results of operations or financial position which would have actually been reported had the transaction been consummated on the dates indicated, or which may be reported in the future.

                              ZYCAD CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                          HISTORICAL
                                                          -----------
                                                          DECEMBER 31,       PRO FORMA
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)                          1996          ADJUSTMENTS              PRO FORMA
--------------------------------------------------------------------------------------------------------------
ASSETS
Current assets
   Cash and cash equivalents                               $   1,703        $  5,000                 $  6,703
   Short-term investments                                        100               -                      100
   Accounts receivable, less allowance for doubtful
     accounts of $1,337 in 1996                               12,088            (612)                  11,476
   Inventories                                                 2,664          (1,317)                   1,347
   Other current assets                                          956            (110)                     846
                                                            --------        --------                 --------
      Total current assets                                    17,511           2,961                   20,472

Property and equipment, net                                    5,101            (250)                   4,851
Purchased technology                                           2,776               -                    2,776
Other assets                                                   4,139            (761)                   3,378
                                                            --------        --------                 --------
      Total assets                                          $ 29,527        $  1,950                 $ 31,477
                                                            --------        --------                 --------
                                                            --------        --------                 --------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Bank financing                                           $  3,203        $      -                 $  3,203
   Current portion of long-term obligations                    1,958               -                    1,958
   Accounts payable                                            5,715                                    5,715
   Accrued expenses                                            5,345             950                    6,295
   Deferred revenues                                           2,530               -                    2,530
                                                            --------        --------                 --------
      Total current liabilities                               18,751             950                   19,701

Subordinated convertible debenture notes                       7,342               -                    7,342
Long-term obligations                                            719               -                      719
Other long-term liabilities                                      146               -                      146
                                                            --------        --------                 --------
      Total liabilities                                       26,958             950                   27,908
Commitments and contingencies
Stockholders' equity
   Preferred stock
      $0.10 par value; 2,000,000 shares authorized;                -               -                        -
      shares issued and outstanding:  none
   Common stock
      $0.10 par value; 40,000,000 shares authorized;
      shares issued and outstanding: 23,226,444 in
      1996                                                     2,323               -                    2,323
   Additional paid-in capital                                 55,784               -                   55,784
   Accumulated translation adjustments                           (48)              -                      (48)
   Accumulated deficit                                       (55,490)          1,000                  (54,490)
                                                            --------        --------                 --------
      Total stockholders' equity                               2,569           1,000                    3,569
                                                            --------        --------                 --------
      Total liabilities and stockholders' equity            $ 29,527         $ 1,950                 $ 31,477
                                                            --------        --------                 --------
                                                            --------        --------                 --------

SEE ACCOMPANYING PRO FORMA ADJUSTMENTS

                               ZYCAD CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                             HISTORICAL
                                             ----------
                                             DECEMBER 31,      PRO FORMA
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)         1996         ADJUSTMENTS     PRO FORMA
---------------------------------------------------------------------------------------
Revenues
  Product                                     $  18,232        $ (3,495)     $  14,737
  Service                                        15,345               -         15,345
                                             ----------        --------     ----------
    Total revenues                               33,577          (3,495)        30,082
                                             ----------        --------     ----------

Cost of revenues
  Product                                         8,439            (771)         7,668
  Service                                         8,569               -          8,569
                                             ----------        --------     ----------
    Total cost of revenues                       17,008            (771)        16,237
                                             ----------        --------     ----------

    Gross profit                                 16,569          (2,724)        13,845
                                             ----------        --------     ----------

Operating expenses
  Sales and marketing                            14,325            (650)        13,675
  Research and development                       15,783          (2,276)        13,507
  General and administrative                      4,896               0          4,896
                                             ----------        --------     ----------
    Total operating expenses                     35,004          (2,926)        32,078
                                             ----------        --------     ----------

Operating income (loss)                         (18,435)            202        (18,233)
                                             ----------        --------     ----------

Other income (expense)
  Interest expense, net                          (3,184)              -         (3,184)
  Other income (expense), net                       243           1,000          1,243
                                             ----------        --------     ----------
    Total other income (expense)                 (2,941)          1,000         (1,941)
                                             ----------        --------     ----------

Net income (loss)                            $  (21,376)       $  1,202     $  (20,174)
                                             ----------        --------     ----------

Net income (loss) per share                  $    (1.03)       $   0.06     $    (0.98)
                                             ----------        --------     ----------
                                             ----------        --------     ----------

Weighted average common shares and
  common share equivalents outstanding           20,655          20,655         20,655
                                             ----------        --------     ----------
                                             ----------        --------     ----------

SEE ACCOMPANYING PRO FORMA ADJUSTMENTS

                               ZYCAD CORPORATION

                              PRO FORMA ADJUSTMENTS

Note 1. To record the sale of LightSpeed and the related cash received.


               Proceeds from sale                         $  5,000
               Less costs related to sale of LightSpeed:
                 Accounts receivable                      $    612
                 Inventories (net of $350 reserve)           1,317
                 Other current assets (prepaid licenses)       110
                 Property and equipment, net                   250
                 Other assets (capitalized software)           761
                 Accrued expenses                              481
                 General and administrative                     50
                 Reduction in force related costs              419
                                                          --------
                         Net Proceeds                     $  1,000
                                                          --------
                                                          --------

Note 2. The other pro forma adjustments in the Pro Forma Condensed Consolidated Statement of Operations give effect to the disposition of the LightSpeed product family as if it had occurred at January 1, 1996.